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                                                                    EXHIBIT 24.2



                               POWER OF ATTORNEY



     Each person whose signature to the Registration Statement appears below hereby appoints Ronald C. Brown and Madison F. Grose, and each of them, as his attorneys-in-fact, with full power of substitution and resubstitution, to execute in the name and on behalf of such person, individually and in the capacity stated below, and to file all amendments and post-effective amendments to this Registration Statement, which amendment or amendments may make such changes in and additions to this Registration Statement as such attorneys-in-fact may deem necessary or appropriate.



                /s/ GARY M. MENDELL                  President and Trustee              March 10, 1998
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                  Gary M. Mendell

               /s/ MADISON F. GROSE                  Trustee                            March 10, 1998
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                 Madison F. Grose

              /s/ GEORGE J. MITCHELL                 Trustee                            March 10, 1998
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                George J. Mitchell

             /s/ STUART M. ROTHENBERG                Trustee                            March 10, 1998
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               Stuart M. Rothenberg



     Each person whose signature to the Registration Statement appears below hereby appoints Theodore W. Darnall and Alan M. Schnaid, and each of them, as his attorneys-in-fact, with full power of substitution and resubstitution, to execute in the name and on behalf of such person, individually and in the capacity stated below, and to file all amendments and post-effective amendments to this Registration Statement, which amendment or amendments may make such changes in and additions to this Registration Statement as such attorneys-in-fact may deem necessary or appropriate.



              /s/ THEODORE W. DARNALL                Executive Vice President and       March 10, 1998
---------------------------------------------------    Chief Operating Officer
                Theodore W. Darnall

                /s/ JUERGEN BARTELS                  Director                           March 10, 1998
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                  Juergen Bartels

              /s/ JONATHAN D. EILIAN                 Director                           March 10, 1998
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                Jonathan D. Eilian

               /s/ MICHAEL A. LEVEN                  Director                           March 10, 1998
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                 Michael A. Leven

                /s/ DANIEL H. STERN                  Director                           March 10, 1998
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                  Daniel H. Stern

               /s/ BARRY S. VOLPERT                  Director                           March 10, 1998
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                 Barry S. Volpert

                 /s/ DANIEL W. YIH                   Director                           March 10, 1998
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                   Daniel W. Yih
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